UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2024

Utz Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38686	85-2751850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 High Street
Hanover, PA 17331
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (717) 637-6644

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UTZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement
On April 17, 2024 (the “Refinancing Date”) Utz Quality Foods, LLC, a Delaware limited liability company (“Borrower”), a subsidiary of Utz Brands, Inc. (the “Company”), entered into an amendment to that certain First Lien Credit Agreement, dated as of November 21, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, (the “Existing Credit Agreement”) to effectuate a new senior secured term loan facility (the “Refinancing Facility”) which refinances in full all of the outstanding term loans of the Borrower and the other borrowers from time to time party thereto, and reduces the interest rate on the Refinancing Facility from the Secured Overnight Financing Rate (“SOFR”) rate + a credit spread adjustment + 3.00% to the SOFR rate +2.75%, as well as certain other changes to the Existing Credit Agreement. Pursuant to the Refinancing Facility, the Borrower refinanced, in full, outstanding term loans having a principal amount of $630 million as of the Refinancing Date. Except as set forth herein, the material terms of the Refinancing Facility, including the January 2028 maturity date, remain unchanged. Under the amended terms of the Term Loan, the Company estimates that the repricing of debt will produce cash interest expense savings of approximately $2 million annually.
The foregoing description of the Refinancing Facility is not complete and is qualified in its entirety by reference to the full text of the Refinancing Facility, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The description of the Refinancing Facility provided under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.
Item 7.01 Regulation FD Disclosure
On April 18, 2024, in connection with the transactions described under Item 1.01 and certain other transactions, the Company issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 5 to that certain First Lien Credit Agreement, dated as of November 21, 2017.
99.1	Utz Press Release (dated April 18, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Utz Brands, Inc.

Dated: April 18, 2024
By: /s/ Ajay Kataria
Name: Ajay Kataria
Title: Executive Vice President,
Chief Financial Officer and Chief Accounting Officer